UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2014

InterCloud Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-32037	0963722
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1030 Broad Street Suite 102 Shrewsbury, NJ 07702	07702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 898-6308

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

InterCloud Systems, Inc., a Delaware corporation (the “Company”, “we,” “us,” or “our”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”), effective as of November 17, 2014, with the investor party thereto (the “Lender”), whereby we issued to the Lender a Demand Promissory Note, dated November 17, 2014, in the original principal amount of $1,000,000, with interest accruing at the rate of 12% per annum (the “Note”). The Note matures at the earlier of: (x) November 10, 2015 (the “Maturity Date”) or (y) upon demand by the Lender (“Demand”), which such Demand may be made any time 150 days following the issuance of the Note upon 30 days’ written notice to the Company; provided, that $60,000 of interest is guaranteed by the Company regardless of when the Note is repaid.  The Company may redeem the Note at any time prior to the Maturity Date for an amount equal to (i) 100% of the outstanding principal amount, plus (ii) an additional 10% of the outstanding principal amount (the “Redemption Premium”), plus (iii) any accrued and unpaid interest on the Note.  The Redemption Premium can be paid in cash or common stock at the option of the Company.  If common stock of the Company is used to pay the Redemption Premium, then such shares shall be delivered by the third business day following the Maturity Date, or date of Demand, as applicable, at a mutually agreed upon conversion price by both parties.

Aegis Capital Corp. served as the placement agent in connection with this private placement and, in exchange for its services, earned a placement agent fee equal to 3.5% of the proceeds from the private placement.

The foregoing description of the Securities Purchase Agreement and the Note does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of such agreements, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein. The provisions of the Securities Purchase Agreement and the Note, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements and are not intended as documents for investors and the public to obtain factual information about our current state of affairs. Rather, investors and the public should look to other disclosures contained in our filings with the SEC.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided under Item 1.01 in this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Securities Purchase Agreement, effective as of November 17, 2014, between InterCloud Systems, Inc., a Delaware corporation, and the Investor party thereto.

10.2	Demand Promissory Note, dated November 17, 2014, issued by InterCloud Systems, Inc., a Delaware corporation, to the Lender party thereto.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCLOUD SYSTEMS, INC.

Date: November 21, 2014	By:	/s/ Mark E. Munro
Mark E. Munro Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Securities Purchase Agreement, effective as of November 17, 2014, between InterCloud Systems, Inc., a Delaware corporation, and the Investor party thereto.

10.2	Demand Promissory Note, dated November 17, 2014, issued by InterCloud Systems, Inc., a Delaware corporation, to the Lender party thereto.

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